Equity accounted investments	12 Months Ended
Dec. 31, 2018
Equity investments [Abstract]
Disclosure of investments accounted for using equity method [text block]

12 Equity accounted investments

(in USD million)	Lundin Petroleum AB	Other equity accounted investments	Total

Investment at 31 December 2017	1,125	1,426	2,551
Net income/(loss) from equity accounted investments	10	281	291
Acquisitions and increase in paid in capital	0	548	548
Dividend and other distributions	(31)	(244)	(275)
Other comprehensive income/(loss)	(5)	(66)	(70)
Divestments, derecognition and decrease in paid in capital	0	(183)	(183)

Investment at 31 December 2018	1,100	1,763	2,862

For the equity accounted investments, voting rights corresponds to ownership.

Summary financial information of equity accounted investments

The following table provides summarised financial information relating to Lundin Petroleum AB. This information is presented on Equinor’s ownership basis (20.1%) and also reflects adjustments made by Equinor to Lundin Petroleum AB’s own results in applying the equity method of accounting. Equinor adjusts Lundin Petroleum AB’s results for depreciation of excess values determined in the purchase price allocation at the date of acquisition. Where there are significant differences in accounting policies, adjustments are made to bring the accounting policies applied in line with Equinor’s. These adjustments have decreased the reported net income for 2018, as shown in the table below, compared with the equivalent amount reported by Lundin Petroleum AB.

	Lundin Petroleum AB
(in USD million)	2018	2017

At 31 December
Current assets	79	101
Non-Current assets	3,010	2,920
Current liabilities	(58)	(62)
Non-Current liabilities	(1,931)	(1,834)
Net assets	1,100	1,125
Year ended 31 December
Gross revenues	495	376
Income/(loss) before tax	225	226
Net income/(loss)	10	126

Capital expenditures	231	250

Equinor’s share of Lundin Petroleum AB’s quoted market value as per 31 December 2018 was USD 1,691 million (USD